UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 2, 2016

CHROMADEX CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	000-53290	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Copies to:
Harvey Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results for the matters submitted to a vote of our stockholders at our annual meeting of stockholders held on June 2, 2016, which are described in detail in our definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 12, 2016 and in addendum to our definitive proxy statement filed with the SEC on May 12, 2016, are as follows:

1. The election of six directors to serve until the next annual meeting of stockholders and thereafter until their successors have been elected and qualified (*):

	For	Withheld	Broker Non-votes
FRANK L. JAKSCH, JR.	17,917,387	80,017	10,638,326
STEPHEN BLOCK	17,914,054	83,350	10,638,326
REID DABNEY	17,917,387	80,017	10,638,326
STEPHEN ALLEN	17,920,720	76,684	10,638,326
JEFF BAXTER	17,914,054	83,350	10,638,326
ROBERT FRIED	17,920,720	76,684	10,638,326

2. Ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (*):

For	Against	Abstain	Broker Non-votes
28,402,404	8,874	13,518	210,934

(*) The voting results have been adjusted to reflect a 1 for 3 reverse stock split which the Company effected on April 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROMADEX CORPORATION
Date: June 6, 2016	By: /s/ THOMAS C. VARVARO
Thomas C. Varvaro Chief Financial Officer